U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) October 20, 2008

                         Commission File No. 333-136247


                           DOMARK INTERNATIONAL, INC.
        (Exact name of small business issuer as specified in its charter)


           Nevada                                         20-4647578
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)


                             1809 East Broadway #125
                              Oviedo, Florida 32765
                    (Address of principal executive offices)


                                 (757) 572-9241
                           (Issuer's telephone number)

As used in this report, the terms "we", "us", "our", "our company" "Domark" refer to Domark International, Inc., a Nevada corporation.

              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Certain of the matters discussed concerning our operations, cash flows, financial position, economic performance and financial condition, and the effect of economic conditions include forward-looking statements.

Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, including projections of orders, sales, operating margins, earnings, cash flow, research and development costs, working capital, capital expenditures and other projections, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events. You are advised, however, to consult any additional disclosures we make in our reports on Form 10-KSB, Form 10-QSB, Form 8-K, or their successors.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2008, we executed an agreement between Mecanismo Corp., a Nevada Corporation, Domark and R. Thomas Kidd (the "Agreement"), whereby pursuant to the terms and conditions of that Agreement, Mecanismo Corp. acquired nine million, nine hundred and seventy three thousand, three hundred and ninety seven (9,973,397) shares of SportsQuest, Inc. common stock and one hundred thousand (100,000) shares of SportsQuest, Inc. preferred stock held by us. As a condition to this acquisition, the judgment arising from CASE BC 359831 LOS ANGELES SUPERIOR COURT Veridigm Inc (f/k/a E-Notes Systems Inc (DE) ("the Plaintiff"), against TotalMed Systems, Inc., (The "Defendant") shall be assigned to Domark and Domark shall receive a promissory note in the amount of One Hundred Thousand Dollars ($100,000). Consequently, Domark will no longer be a controlling shareholder of SportsQuest, Inc.

The  closing  of  the   transactions   in  the  agreement  are  contingent  upon
satisfaction of closing conditions listed in the Agreement, a form of which is attached hereto as Exhibit 10.1.

The transfer of the securities above were effected in reliance on the exemptions for sales of securities not involving a public offering, as set forth in Rule 506 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and in Section 4(2) and Section 4(6) of the Securities Act and/or Rule 506 of Regulation D.

ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01 above.

ITEM 3.02 - UNREGISTERED SALE OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(d) Exhibits

     10.1 Agreement by and between Mecanismo Corp., a Nevada Corporation, Domark International, Inc., a Nevada Corporation and R. Thomas Kidd, dated October 20, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DoMark International, Inc.


Date: October 22, 2008           By: /s/  R. Thomas Kidd
                                     -------------------------------------------
                                     R. Thomas Kidd
                                     Chairman, President Chief Executive Officer
                                     (Principle Executive Officer, Principle
                                     Financial Officer)

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